UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                    FORM 8-K

                             CURRENT REPORT PURSUANT
                          TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

       Date of report (Date of earliest event reported) September 29, 2006

                            Bank of the Ozarks, Inc.
             (Exact name of registrant as specified in its charter)

                                    Arkansas
                 (State or other jurisdiction of incorporation)

              0-22759                                  71-0556208
     (Commission File Number)              (IRS Employer Identification No.)

  12615 Chenal Parkway, Little Rock, Arkansas               72211
   (Address of principal executive offices)               (Zip Code)

                                 (501) 978-2265
              (Registrant's telephone number, including area code)

                                 Not Applicable
          (Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

( ) Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

( ) Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

( ) Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

( ) Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 1.01 Entry Into a Material Agreement

     The information provided in Item 2.03 is hereby incorporated by reference herein.

Item 2.03 Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

(a)(1) On September 29, 2006 the Company's wholly-owned subsidiary, Ozark Capital Statutory Trust V, a Delaware business trust (the "Trust"), issued $20,000,000 of trust preferred securities (the "Capital Securities") in a private placement pursuant to an applicable exemption from registration. The Company has irrevocably and unconditionally guaranteed the Capital Securities and, to the extent not paid by the Trust, accrued and unpaid distributions on the Capital Securities and the redemption price payable to the Capital Securities holders, in each case to the extent the Trust has funds available. The proceeds of the Capital Securities, along with proceeds of $619,000 from the issuance of common securities (the "Common Securities") by the Trust to the Company, were used to purchase $20,619,000 of the Company's junior subordinated debt securities (the "Debentures"), the proceeds of which will be used in turn to augment "Tier 1 Capital" of the Company and for general corporate purposes.

(2) The Capital Securities and the Debentures are redeemable on December 15, 2036, unless sooner redeemed in accordance with the respective provisions of the Amended and Restated Declaration of Trust (the "Declaration") entered into among the Company, LaSalle Bank National Association, as institutional trustee and Christiana Bank & Trust Company, as Delaware trustee, and an indenture of trust (the "Indenture") entered into between the Company and LaSalle Bank National Association, as trustee (the "Trustee"). Distributions on the Capital Securities are cumulative, will accrue from the date of original issuance and will be payable quarterly in arrears. The coupon rate on the Capital Securities for a given distribution period will be equal to 90-day LIBOR plus 1.60% (but not to exceed the maximum rate of interest allowed under New York law as modified by any federal law or general applicability). Distributions may be deferred by the Company for up to 20 consecutive quarterly periods.

       Early Redemption. The Capital Securities and Debentures are redeemable, subject to prior approval by the Federal Reserve, at any time commencing on December 15, 2011, at par, and may be redeemed earlier, subject to prior approval by the Federal Reserve, following the occurrence of a Special Event. "Special Event" is defined in the transaction documents as either (i) the receipt by the Company of an opinion of counsel to the effect that there is more than an insubstantial risk that (a) the Trust is or within 90 days of the date of such opinion will be subject to federal income tax with respect to the income received or accrued on the Debentures, (b) interest payable by the Company on the Debentures is not or within 90 days of the date of such opinion will not be deductible, in whole or in part, for federal income tax purposes, or (c) the Trust is or within 90 days of the date of such opinion will be subject to more than de minimis amount of other taxes, duties or other governmental charges ((a), (b) and (c) are collectively referred to as a "Tax Event"); (ii) the receipt by the Company of an opinion of counsel to the effect that, as a result of the occurrence of a change in law or regulation, there is more than an insubstantial risk that the Trust is or will be considered as an "investment company" that is required to be registered under the Investment Company Act of 1940 (an "Investment Company Event"); or (iii) the receipt by the Company of an opinion of counsel to the effect that there is more than an insubstantial risk that the Company, within 90 days of the date of such opinion, will not be entitled to treat an amount equal to the aggregate liquidation amount of the Capital Securities as "Tier 1 Capital" for purposes of the capital adequacy guidelines of the applicable federal financial institutions regulatory agency (a "Capital Treatment Event"); provided that the inability of the Company to treat all or any portion of the aggregate Liquidation Amount of the Capital Securities as Tier 1 Capital shall not constitute a Capital Treatment Event if such inability results from the Company having cumulative preferred stock, minority interests in consolidated subsidiaries or any other class of security or interest which the Federal Reserve or Office of Thrift Supervision may accord Tier 1 Capital treatment in excess of the amount which qualifies for treatment as Tier 1 Capital under

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       applicable capital adequacy guidelines; provided further that the distribution of the Debentures in connection with the dissolution of the Trust will not in and of itself constitute a Capital Treatment Event unless such dissolution shall have occurred in connection with another Special Event.

       Indenture Events of Default. The Trustee and the holders of at least 25% of the aggregate principal amount of the Debentures outstanding have a right to accelerate payment of principal outstanding under the Debentures if an event of default occurs under the Indenture, which includes any one of the following events:


       (a) failure of the Company for 30 days to make payments of interest on any Debenture when due (except during a valid extension period);

       (b) the Company defaults in the payment of any interest upon any Debenture, including any Additional Amounts (as defined below) due in respect thereof, following the nonpayment of any such interest for twenty or more consecutive interest periods; or

       (c) failure of the Company to pay principal of (or premium, if any, on) any Debenture when due at maturity, redemption, declaration of acceleration or otherwise;

       (d) failure of the Company to observe certain covenants under the Indenture for a period of 30 days after receipt of notice of such failure;

       (e) a court of competent jurisdiction shall enter a decree or order for relief in respect of the Company in an involuntary case under any applicable bankruptcy, insolvency, reorganization or other similar law now or hereafter in effect, or appointing a receiver, liquidator, assignee, custodian, trustee, sequestrator (or similar official) of the Company or for any substantial part of its property, or ordering the winding-up or liquidation of its affairs and such decree or order shall remain unstayed and in effect for a period of 90 consecutive days;

       (f) the Company shall commence a voluntary case under any applicable bankruptcy, insolvency, reorganization or other similar law now or hereafter in effect, shall consent to the entry of an order for relief in an involuntary case under any such law, or shall consent to the appointment of or taking possession by a receiver, liquidator, assignee, trustee, custodian, sequestrator (or other similar official) of the Company or of any substantial part of its property, or shall make any general assignment for the benefit of creditors, or shall fail generally to pay its debts as they become due; or

       (g) the Trust shall have voluntarily or involuntarily liquidated, dissolved, wound-up its business or otherwise terminated its existence except in connection with (i) the distribution of the Debentures to holders of such Common Securities and Capital Securities in liquidation of their interests in the Trust, (ii) the redemption of all of the outstanding Common Securities and Capital Securities or (iii) certain mergers, consolidations or amalgamations, each as permitted by the Declaration among the Trustee, the Company and the administrators of the Trust.

       Under the Declaration, any proceeds received upon payment or redemption of the Debentures will be used to redeem a pro rata amount of Capital Securities and Common Securities.

(3) The Trust will terminate on December 15, 2041, unless earlier dissolved. If at any time the Trust is required to pay taxes, duties, assessments or other governmental charges of any kind ("Additional Amounts") as a result of a Tax Event, then the Company is required to pay to the Trust additional sums so that the net amount received by the Trust after paying such amounts would equal the amount the Trust would have received had no such Additional Amounts been imposed.


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Item 8.01 Other Events.

On September 29, 2006, the Trust issued $20,000,000 of Capital Securities in a private placement pursuant to an applicable exemption from registration. Attached to this Current Report on Form 8-K as Exhibit 99 is a copy of the Company's related press release dated October 2, 2006.

Item 9.01 Financial Statements and Exhibits.

Exhibit 99--Press Release of the Company dated October 2, 2006.


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                                   SIGNATURES

       Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                                      BANK OF THE OZARKS, INC.
                                                   -----------------------------
                                                           (Registrant)



Date:  October 3, 2009                             /s/ Paul Moore
                                                   -----------------------------
                                                   Paul Moore
                                                   Chief Financial Officer
                                                    and Chief Accounting Officer


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